                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ Truman T. Semans
                                        --------------------------
                                            Truman T. Semans



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ Richard T. Hale
                                        --------------------------
                                            Richard T. Hale



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ N. Bruce Hannay
                                        --------------------------
                                            N. Bruce Hannay



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ John F. Kroeger
                                        --------------------------
                                            John F. Kroeger



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ Louis E. Levy
                                        --------------------------
                                            Louis E. Levy



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ Eugene J. McDonald
                                        --------------------------
                                            Eugene J. McDonald



Dated: January 23, 1995

                                   CONSENT

     I hereby consent to being named as a Director of Flag Investors Equity Partners Fund, Inc. (the "Fund"), in the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the persons filing such documents may deem necessary or proper.

                                        /s/ Harry Woolf
                                        --------------------------
                                            Harry Woolf



Dated: January 23, 1995